UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

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Advanced Photonix, Inc.
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ADVANCED PHOTONIX, INC.
Notice of Annual Meeting of Stockholders
To Be Held
August 24, 2007

To the Stockholders of Advanced Photonix, Inc.:

You are invited to attend the Annual Meeting of Stockholders (the Annual Meeting) of Advanced Photonix, Inc., which will be held at our Michigan office, 2925 Boardwalk, Ann Arbor, Michigan, at 10:00 a.m., Eastern Time, on August 24, 2007, to consider the following matters:

(1) The election of six directors to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified. The persons nominated by the Board of Directors are Richard D. Kurtz, Robin F. Risser, M. Scott Farese, Lance Brewer, Donald Pastor and Stephen P. Soltwedel;

(2) The adoption of the 2007 Equity Incentive Plan; and

(3) Such other matters as may properly be brought before the Annual Meeting.

The Board of Directors has fixed the close of business on June 29, 2007 as the record date for the Annual Meeting. Only stockholders who owned our Common Stock at the close of business on June 29, 2007 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present or represented by proxy.

The Board of Directors solicits the accompanying form of proxy. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose relevant to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting, at our principal office, 2925 Boardwalk, Ann Arbor, Michigan 48104.

Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke your proxy before its exercise.

By Order of the Board of Directors,

July 16, 2007
Robin F. Risser Secretary

iii

Proxy Statement
Annual Meeting of Stockholders
August 24, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the Board) of Advanced Photonix, Inc. a Delaware corporation (the Company) for use at the 2007 Annual Meeting and for any adjournments or postponements thereof to be held at the Company's Michigan office, 2925 Boardwalk, Ann Arbor, Michigan, at 10:00 a.m., Eastern time, on August 24, 2007, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the Notice). A Board of Directors' proxy (the Proxy) for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

Two proposals are scheduled for a vote at the Annual Meeting: (1) the election of six directors to serve until the next Annual Meeting of Stockholders in 2008 and (2) the adoption of the 2007 Equity Incentive Plan. The Board recommends a vote FOR the election of the six nominees to the Board and FOR the adoption of the 2007 Equity Incentive Plan as described in this Proxy Statement. All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the six nominees to the Board and FOR the adoption of the 2007 Equity Incentive Plan as described herein. The Board is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in the Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their discretion. A stockholder may vote before the Annual Meeting by mail by filling in, signing and returning the enclosed Proxy. A stockholder may vote “For” all the nominees to the Board of Directors or may withhold authority to vote for any nominee(s) specified. With respect to the adoption of the 2007 Equity Incentive Plan, a stockholder my vote “For” or “Against” or abstain from voting. A stockholder may vote at the Annual Meeting if he or she attends the meeting in person. Even if you plan to attend the meeting, the Company recommends that you also submit your Proxy or voting instructions via the mail so that all votes are counted if you later decide not to attend the Annual Meeting.

A stockholder may revoke or change his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices at 2925 Boardwalk, Ann Arbor, Michigan, 48104, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person. A stockholder may receive more than one set of proxy materials, including multiple copies of this Proxy Statement and multiple Proxies or voting instruction cards. For example, if a stockholder holds shares in more than one brokerage account, he or she may receive a separate voting instruction card for each brokerage account in which shares are held. If a stockholder is of record and his or her shares are registered in more than one name, he will receive more than one Proxy. Please complete, sign, date and return each Proxy received to ensure that all shares are voted.

This Proxy Statement and the accompanying Notice, the Proxy and the 2007 Annual Report to Stockholders are being sent to Stockholders on or about July 16, 2007.

VOTING SECURITIES

The Company has fixed June 29, 2007 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 19,226,006 shares of Class A and Class B Common Stock, $.001 par value, (the Common Stock) which vote together as a single class. A quorum, representing a majority of the total outstanding shares of Common Stock, must be established for the meeting to be held and any action to be taken. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes will constitute a quorum for the Annual Meeting. Holders of Class A and Class B Common Stock are entitled to one vote for each share owned.

Brokers holding shares for beneficial owners (shares held in “street name”) must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may vote those shares in their discretion, depending on the type of proposal involved. The Company believes that, in accordance with the rules applicable to such voting by brokers, brokers will have discretionary authority to vote on the election of directors and will not have discretionary authority to vote for the adoption of the 2007 Equity Incentive Plan. Shares as to which brokers have not exercised such discretionary authority or received instructions from beneficial owners are considered “broker non-votes.”

For Proposal 1, the six nominees for election as directors who receive the highest number of “FOR” votes will be elected as directors. As a plurality of votes cast is required for the election of directors, abstentions and broker non-votes will have no effect on the outcome of the election. For Proposal 2, the approval of the 2007 Equity Incentive Plan, the Proposal must receive the “FOR” vote of a majority of the shares present at the Annual Meeting in person or by Proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal 2 and broker non-votes will have no effect on the outcome of the vote.

Votes will be counted by the Company’s independent inspectors of election appointed for the Annual Meeting. The Company will pay for the entire cost of preparing, assembling, printing, soliciting and mailing proxies. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse banks and brokers for the cost of forwarding proxy materials to beneficial owners. In addition, our directors and employees may solicit proxies in person, by telephone, by Internet, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Quarterly Report on Form 10-Q for the period ending September 30, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of June 29, 2007 certain information concerning the holdings of each person who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock of the Company, by each director and executive officer named in the Summary Compensation Table and by all directors and officers as a group.

	Number	Shares Underlying
	of Shares	Exercisable	Percent of
Name & Address of Beneficial Owner	Owned	Options/Warrants	Class[1]
5% Stockholders[2]
Smithfield Fiduciary LLC C/O Highbridge Capital Management 9 West 57th Street, 27th Floor New York, NY 10019	—	3,953,317[3]	20.6%

Potomac Capital Management LLC 825 Third Avenue, 33rd Floor New York, NY 10022	1,245,619	—	6.5%

Named Executive Officers and Directors
Steven Williamson	1,716,667	60,000[4]	9.2%
Robin F. Risser	868,333	60,000[4]	4.8%
Richard D. Kurtz	75,000	545,000[4]	3.2%
M. Scott Farese	45,100	414,000[4]	2.4%
Stephen P. Soltwedel	14,000	425,000[4]	2.3%
Donald Pastor	2,000	60,000[4]	0.3%
L Lance Brewer	—	60,000[4]	0.3%
Paul Ludwig	76,689	—	0.4%
Directors & Officers as a Group	2,797,789	1,624,000	23.0%

1
Represents percentage of issued and outstanding shares of the Company’s Common Stock, assuming the beneficial owner exercises all options and warrants which are exercisable within 60 days of June 29, 2007, but no other options and warrants are exercised.

2	Based upon information set forth in an Information Statement on Schedule 13G filed by the beneficial owner with the SEC.

3	Represents 1,276,234 shares underlying warrants which are currently exercisable and 2,677,083 shares which are issuable upon conversion of convertible notes.

4	Includes shares underlying options exercisable on June 29, 2007 and options, which become exercisable within 60 days thereafter.

Section 16(a) Beneficial Ownership Reporting Compliance

Federal securities laws require our executive officers and directors and persons owning more than 10% of our Common Stock to file certain reports on ownership and changes in ownership with the Securities and Exchange Commission (SEC). Based on a review of our records and other information, we believe that during the fiscal year ended March 31, 2007, our executive officers, directors and persons holding more than 10% of our Common Stock inadvertently filed late the following Section 16(a) reports: one late report by each of Messrs. Farese and Soltwedel on Form 4 relating to an option grant for services as a director; one late report by Mr. Pastor on Form 5 relating to his statement of initial holdings upon appointment as a director and the initial option grant made in connection with such appointment; and one late report by Mr. Kurtz on Form 4 relating to an option exercise and stock sale.

PROPOSAL 1 - ELECTION OF DIRECTORS

A Board of six Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's by-laws, until the next Annual Meeting or until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election of each of the six nominees named below, all of whom are currently Directors of the Company and two of whom are currently executive officers of the Company. The Board believes that the nominees named below are willing to serve as Directors, however, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Board pursuant to the recommendation of the Company’s Nominating and Governance Committee. Each of the nominees listed below is an incumbent director whose nomination to serve for a one-year term was recommended by our Nominating and Governance Committee and approved by the Board.

The following persons are nominees for election as Directors:

Name	Age	Position or Principal Occupation	Director Since
Richard D. Kurtz	55	Chairman of the Board, President	2000
		and Chief Executive Officer
Robin F. Risser	56	Chief Financial Officer, Secretary	2005
		and Director
M. Scott Farese*	50	Director	1998
Stephen P. Soltwedel*	60	Director	2000
Lance Brewer*	49	Director	2005
Donald Pastor*	53	Director	2005

*
Represents the Board’s determination that this Director is “independent” within the meaning of Rule 10A-3 of the Security Exchange Act of 1934 as amended (Rule 10A-3) and within the applicable American Stock Exchange (AMEX) definition.

Set forth below is certain information relating to the Directors and executive officers of the Company. Directors serve annual terms until the next annual meeting of stockholders or until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors.

Richard D. Kurtz - Chairman of the Board, President and Chief Executive Officer

Mr. Kurtz became a director of the Company in February 2000, was elected Chairman of the Board in July 2000, and was appointed Chief Executive Officer in February 2003. In June 2006, Mr. Kurtz was appointed to serve as President of the Company. Prior to joining API in February 2003, he was Director of Client Services and Strategic Planning for Quantum Compliance Systems Inc. a privately owned software company specializing in the development and installation of Environmental Health and Safety Management systems. Prior to joining Quantum in June 2001, Mr. Kurtz served as Vice President of Sales and Marketing for Filtertek Inc. an ESCO Technology company for more than thirteen years.

Robin F. Risser - Chief Financial Officer and Director

Mr. Risser joined the Company through the acquisition of Picometrix, Inc., and was appointed Chief Financial Officer of the Company in May 2005 and became a director of the Company in July 2005. Prior to joining the Company, Mr. Risser served as the Chief Executive Officer and a member of the board of directors of Picometrix, Inc. since 1992, the year in which he co-founded Picometrix. Mr. Risser is also a member of the Optical Society of America. Mr. Risser is a licensed certified public accountant and holds an MBA from the University of Michigan.

M. Scott Farese - Director

Mr. Farese became a director of the Company in August 1998. He is currently CEO of Memacin, Inc. a firm specializing in the manufacturing of Dietary Supplements and Nutracueticals. Prior to founding Memacin, Mr. Farese was and continues to be President of Chelsea Investments, a firm specializing in facilitating private investments in privately held companies since December 2003. For the thirteen years prior to the establishment of Chelsea Investments, Mr. Farese was employed by Filtertek, Inc., most recently holding the position of Business Unit Director. Filtertek, a subsidiary of ESCO Technology, a producer of custom filtration products and fluid control devices and a manufacturer of custom molded filter elements.

Stephen P. Soltwedel - Director

Mr. Soltwedel became a director of the Company in February 2000. In May 2007 he retired as President of Filtertek, Inc., where he had been employed since 1972 and had previously held the position of Vice President and Chief Financial Officer. Prior to joining Filtertek, Mr. Soltwedel was employed by the public accounting firm of Baillies Denson Erickson & Smith in Lake Geneva, Wisconsin.

Lance Brewer - Director

Mr. Brewer became a director of the Company in July 2005. He is a partner at Brewer & Brewer Law firm since 1989 the year in which he co-founded the firm. Brewer & Brewer is headquartered in Newport Beach, California and specializes in representation of financial institutions, business acquisitions and litigation and insurance defense.

Donald Pastor - Director

Mr. Pastor became a director of the Company in July 2005 and is currently the Executive Vice President and Chief Financial Officer of Telephonics Corporation. In addition, Mr. Pastor serves as the Chief Executive Officer of TLSI, a wholly owned subsidiary of Telephonics. For the past thirty years, Mr. Pastor has held a variety of financial, administrative and operational positions in high technology and defense related industries.

Steven Williamson (Age 53) - Chief Technology Officer

Mr. Williamson joined the Company in May 2005 through the acquisition of Picometrix, Inc. Prior to joining the Company, Mr. Williamson served as the president, chief technology officer and a member of the board of directors of Picometrix, Inc. since 1992, the year in which he co-founded Picometrix. Mr. Williamson earned his B.A. in Physics (Optics) from the University of Rochester, has 35 publications in the field of ultra fast optics and optoelectronics and holds twelve patents.

CORPORATE GOVERNANCE

The Company seeks to follow best practices in corporate governance in a manner that is in the best interests of our business and our stockholders. We are in compliance with the corporate governance requirements imposed by the Sarbanes-Oxley Act, the SEC and the AMEX and will continue to review our policies and practices to meet ongoing developments in this area.

Code of Ethical Conduct

The Company has adopted a Code of Ethical Conduct applicable to its Chief Executive Officer (CEO) and President and Chief Financial Officer (CFO) pursuant to the Sarbanes-Oxley Act of 2002. In addition the Company has adopted a Code of Business Conduct and Ethics applicable to all employees and Directors, including the above officers. Both Codes of Ethics are published on the Company's web site, www.advancedphotonix.com under the “Corporate Governance” link on the Investors page. Both Codes of Ethics are also available in print to any requesting stockholder. We will post any amendments to or waivers of both Codes of Ethics on the Company’s website.

BOARD MEETINGS AND COMMITTEES

Board Meetings, Annual Meeting and Attendance of Directors

The Board of Directors held five meetings and acted by unanimous written consent two times during the fiscal year ended March 31, 2007.

Each person who served as a director during the 2007 fiscal year attended at least 75% or more of the aggregate of (i) the total number of meetings of the Board held while such person was a director, and (ii) the total number of meetings held by all committees of the Board on which such person served while such person was a member of such committee. As a matter of policy, members of the Board are required to make every reasonable effort to attend the Annual Meeting. All members of the Board attended the Company’s 2006 Annual Meeting of Stockholders held on August 27, 2006.

Director Independence

The Board has affirmatively determined that the following directors have no material relationship with the Company and are independent within the meaning of Rule 10A-3 and within the AMEX definition of “independence”: M. Scott Farese, Stephen P. Soltwedel, Lance Brewer and Donald Pastor. Independent directors receive no compensation from the Company for service on the Board or the Committees other than directors’ fees and options granted under our 2000 stock option plan.

Executive Sessions

As required by the AMEX listing standards, our non-management directors meet in executive sessions with only non-management directors present at least once annually.

Communications with Directors

You may contact the entire Board of Directors, any Committee, the non-management directors as a group or any individual director by calling the Company’s hotline at 800-785-1003 (U.S. and Canada) which is administered by the third party service provider, Lighthouse Services. Lighthouse Services collects all requests for contact and delivers them to the appropriate director or group of directors. The contact information for our hotline is also located on our website at www.advancedphotonix.com under the “Investor Inquiries” link on the Investors page. Stockholders are also welcome to communicate directly with the Board at its Annual Meeting.

Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. All of the members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are independent directors within the applicable definitions of the AMEX listing standards and Rule 10A-3. Each of the Committees has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Company. The charters for the Audit Committee, the Compensation Committee and the Nominating Governance Committee have been approved by the Board of Directors and are posted on the Company’s website, www.advancedphotonix.com under the “Corporate Governance” link on the Investors page. The charters are also available in print to any requesting stockholder.

As set forth in the Audit Committee Charter, the Audit Committee's primary responsibilities are to: (1) oversee the Company's financial reporting principles and policies including review of the financial reports and other financial and related information released by the Company to the public, or in certain circumstances governmental bodies; (2) review of the Company’s system of internal controls regarding finance, accounting, business conduct and ethics and legal compliance that management and the Board have established; (3) review of the Company’s accounting and financial reporting processes; (4) review and appraisal with management of the performance of the Company’s independent auditors; and (5) provide an open avenue of communication between the independent auditors and the Board of Directors. The Audit Committee held four meetings during the fiscal year ended March 31, 2007. During the 2007 fiscal year, the Audit Committee consisted of Messrs. Farese, Pastor and Soltwedel, all of whom are independent within the meaning of Rule 10A-3 and within the applicable AMEX definition of independence. The Board has determined that Stephen P. Soltwedel and Donald Pastor qualify as "audit committee financial experts" under the regulations promulgated by the SEC. None of the independent directors receives compensation from the Company for service on the Board or its Committees other than directors' fees and option grants under the Company's 2000 Stock Option Plan.

Compensation Committee. The Compensation Committee evaluates directors and management compensation plans as well as the Company's equity incentive plans. The Compensation Committee met six times during the 2007 fiscal year. The members of the Compensation Committee are Messrs. Farese, Brewer and Soltwedel, all of whom are independent under the applicable AMEX definitions. Pursuant to the Compensation Committee Charter, the Committee is responsible for (i) discharging the Board’s responsibilities relating to compensation of the Company’s executive officers and (ii) reviewing and approving an annual report on executive compensation prepared by the Company’s CFO for inclusion in the Proxy Statement in accordance with applicable rules and regulations. The Committee made recommendations concerning annual base salary and bonus for our executive officers for the 2007 calendar year and made recommendations as to the grant of stock options to these executive officers.

Nominating and Governance Committee. The Nominating and Governance Committee identifies individuals qualified to become members of the Board and its Committees and addresses the Company’s demands for governance. The Nominating and Governance Committee met once in executive session during the 2007 fiscal year; all other discussions were conducted in connection with regular Board meetings. The members of the Nominating and Governance Committee are Messrs. Farese, Brewer and Pastor, all of whom are independent under the applicable AMEX definition.

The Committee’s responsibilities include (i) identifying individuals qualified to become Board members, (ii) recommending individuals to the Board as director nominees and recommending directors to serve as members of the Board’s committees, and (iii) developing and recommending to the Board a set of Corporate Governance Guidelines.

Nomination Procedures

The Nominating & Governance Committee of the Board identifies, investigates and recommends prospective directors to the Board with the goal of creating a balance of knowledge, experience and diversity. In conducting this assessment, the Nominating and Governance Committee considers, among other things, skills, expertise, integrity, character, judgment, independence, corporate experience, length of service, willingness to serve, conflicts and commitments (including, among other things, the number of other public and private company boards on which a director candidate serves), and such other factors as it deems appropriate to maintain a balance of knowledge, experience and capability on the Company’s Board. The Committee also considers whether a prospective nominee has appropriate business experience, as well as the ability to make independent, analytical judgments, the ability to be an effective communicator and the ability and willingness to devote the time and effort to be an effective and contributing member of the Board.

In the case of incumbent directors whose terms of office are set to expire, the Committee reviews such directors' overall service to the Company during their terms, including the number of meetings attended, level of participation and quality of performance. Consideration of new director nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. The Committee identifies potential new director candidates by recommendations from its members, other Board members, Company management and stockholders, and may, if necessary or appropriate, utilize the services of a professional search firm.

The Nominating & Governance Committee considers recommendations for director candidates submitted by stockholders using the same criteria that it applies to recommendations from the Committee, directors and members of management. In order to be considered, a recommendation from a stockholder must be submitted to the Secretary of the Company in accordance with the director nomination procedures set forth in our by-laws and the applicable rules of the SEC. See the section to this proxy under the heading "Proposals of Stockholders."

The Company has not made any changes to the procedures by which stockholders may recommend nominees to the Company's Board of Directors since the Company’s last proxy statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information on the compensation program in place for the Company’s Chief Executive Officer, Chief Financial Officer, President1 and Chief Technology Officer (the Named Executive Officers or NEOs).

Compensation Philosophy and Objectives. The Company compensates its NEOs with a mix of base salary, bonus and equity compensation designed to be competitive with the compensation offered by other companies of comparable quality, size and performance. In general, the Company’s executive compensation program is designed to achieve the following objectives:

•
Pay for Performance. Motivate executive officers to achieve strategic business objectives and to sustain high levels of performance by tying a significant portion of their compensation to the achievement of the Company’s financial goals and pre-established strategic and individual objectives;

1 Until his resignation in June 2006, Paul Ludwig served as President of the Company. Following his resignation, the position of president was combined with the CEO. All references in this discussion relating to compensation setting practices for the position of President applied to Mr. Ludwig.

•	Align Interests of Executives with Long-Term Interests of Stockholders. Provide equity-based incentives, the value of which, over time, depends upon the market value of the Company’s stock; and

•
Attract and Retain Talented and Experienced Executives. Create a compensation program that is competitive with companies in the Company’s market sector that compete with it for executive talent and experience by gathering benchmarking data regarding compensation plans and levels.

Board Process.  The Compensation Committee reports to the Board of Directors (the Board) and is responsible for setting and administering the Company’s compensation program policies as well as monitoring the Company’s compensation philosophy and objectives.  In advance of each fiscal year, the Compensation Committee reviews and recommends to the Board of Directors for approval all compensation awards, including bonuses payable for the prior year and creation of the bonus targets for the next fiscal year, to all executive officers, including the chief executive officer (CEO), the chief financial officer (CFO), the President, the chief technology officer (CTO) and each person in senior management who has a total compensation level greater than $100,000. Generally, on its own initiative the Compensation Committee reviews the performance and compensation of the CEO, and, following discussions with him, and other advisors where it deems appropriate, establishes the compensation level to be recommended to the Board. In this context, the Compensation Committee evaluates the CEO’s performance in light of agreed upon objectives, his contribution to the Company’s performance and other leadership accomplishments. With respect to the other NEOs, the Compensation Committee receives recommendations and performance evaluations from the CEO and CFO (with respect to all NEOs other than himself), and exercises its judgment in establishing its recommendations to the Board taking into account such recommendations and evaluations. As with the CEO, such performance evaluations are based on achievement of pre-agreed objectives by the executive and his contribution to the Company’s overall performance.

With respect to equity compensation awarded to NEOs, the Compensation Committee establishes recommendations for option grants to the NEOs to be approved by the Board. In making such recommendations, the Compensation Committee considers the long-term incentive practices of comparable companies, the goals of the Company’s long term incentive program, recommendations of the CEO and as applicable reports received from its independent compensation consultant.

The Compensation Committee is composed of three directors, all of whom are independent under the applicable AMEX definitions. The Compensation Committee held six meetings during the 2007 fiscal year. The Compensation Committee reports to the Board on its actions and recommendations following each meeting and is responsible for periodically updating the Board about Compensation Committee activities and actions.

Compensation Setting Principles and Methodologies. In order to establish the cash component of an NEO’s compensation, the Compensation Committee establishes targeted overall cash compensation for each of its NEOs and then allocates the total amount among base salary and short term incentives. At the NEO level, the Compensation Committee designs the short term incentives to reward company-wide performance through tying awards primarily to revenues and earnings. With respect to non-executive employees, the Company designs short term incentive compensation to reward the achievement of specific operational goals within areas under the control of the relevant employees, although company-wide performance is also a factor. In addition to cash compensation, NEO compensation typically includes an equity component which furthers the Company’s interest in providing a long term incentive to its executives. In determining awards of equity based incentive compensation, the Compensation Committee takes into account company performance, as well as an individual’s scope of responsibility, the importance to stockholders of such person’s continued service, and the Company’s interest in aligning management and stockholder interests.

Targeted Overall Cash Compensation. The Compensation Committee uses the concept of “targeted overall cash compensation” to establish the cash and bonus compensation levels for each NEO. “Targeted overall cash compensation” is the aggregate level of compensation that the Company would pay if performance goals are fully met. For purposes of establishing the targeted overall cash compensation for its NEOs for the 2006 fiscal year, the Compensation Committee engaged an independent consulting firm specializing in compensation analysis to perform a study of the compensation program for the top executive officers. This study remains relevant to the determination of NEO compensation for the 2007 fiscal year since NEO compensation was not increased for the 2007 fiscal year, except for a change in the CEO’s bonus matrix as described below. In establishing the compensation levels for the 2007 fiscal year, the Compensation Committee relied on the compensation consulting firm’s report prepared for the 2006 fiscal year, and its own review of the NEO’s and the Company’s performance.

The independent consulting firm’s study prepared in fiscal year 2006 analyzed compensation practices as reported in the proxy statements of twenty-one (21) public companies that were selected as industry peer companies of comparable size to the Company.2  To ensure that the executive officer compensation is competitive in the market, the Compensation Committee has used this study to evaluate the Company’s compensation structure in relation to its industry peer group. In addition, the study developed a correlation between revenue and compensation for the four highest paid positions, regardless of title. Following completion of the study, the independent compensation consultant presented to the Compensation Committee peer group benchmarking data and made recommendations regarding target levels for total compensation for senior executives which the Compensation Committee reviewed and considered.

In addition to reviewing the peer group data results from the study and the recommendations made by the CEO, the Compensation Committee also looked extensively at a number of other factors, particularly projected net income, and revenue growth for the fiscal year 2006 business plan. In the case of compensation for the Company’s CEO, it also considered the Company’s performance during the past four years.

In allocating the elements of compensation between salary and bonus, the Compensation Committee believes that since members of management have the greatest ability to influence the Company’s performance, the ratio of bonus to salary should be higher with respect to NEO compensation than the ratio used for the rest of the employee population. Accordingly, the Compensation Committee has allocated approximately one-third of the CEO’s, and one quarter of the CFO’s and CTO’s cash compensation to incentive compensation. In making this allocation, the Compensation Committee relied in part upon the advice of its independent consulting firm, and the compensation study prepared by the firm, which benchmarked target compensation levels against the industry peer groups.

Elements of Executive Compensation. The elements of the compensation program for executive officers consist of the following:

Base Salaries. The Compensation Committee believes in providing senior management with a level of cash compensation in the form of a base salary that reflects the individual’s experience and performance, including achievement of financial and strategic objectives and is appropriate for a company of its size in its market sector. The Compensation Committee reviews salaries at the end of each fiscal year and adjusts them as warranted to reflect sustained individual performance. Base salaries are kept within a competitive range for each position based on the Compensation Committee’s review of benchmark data regarding target ranges for executive officer compensation at industry peer companies. Factors considered in decisions to materially increase or decrease compensation are based on Company performance, accomplishment of objectives by the senior executive, and changes in the responsibilities assigned to the executive officer.

2  The peer group reviewed by the Compensation Committee’s independent compensation consultant consisted of the following companies:

ADE Corp, California Micro Devices Corp, Catalyst Semiconductor Inc., Exar Corp., Form Factor Inc., IMP Inc., International Display Works, Leadis Technology Inc., Micropac Industries Inc., OPTI Inc., Porta Player Inc., Rudolph Technologies, Sirenza Microdevices Inc. Solitron Devices, SPIRE Corp., SRS Labs Inc. Staktek Holdings Inc., Supertex Inc., Tessera Technologies Inc. Trident Microsystems Inc. TVIA Inc. Ultra Clean Holdings, Virage Logic Corp.

Based upon its evaluation of the above factors and taking into account recommendations of the independent compensation consultant as well as the fiscal year 2006 projections and budget, the Compensation Committee recommended and the Board approved a base salary for the CEO of $185,000 for the fiscal year 2006, which was within the range of salaries paid by similarly situated public companies.

With respect to the other NEOs, the Compensation Committee recommended and the Board concluded that a base salary of $185,000 was also appropriate for the President, CFO and CTO after a similar review, taking into account the benchmarks for compensation for officers at this level in comparable companies, and the CEO’s recommendation that total compensation for NEOs be equal in order to foster and continue to attract and retain a strong management group.

For fiscal year 2007, the Board determined not to increase the NEOs’ base salaries, as recommended to the Board by the Compensation Committee and the CEO, and based upon the projected loss of income sustained for the first year following the acquisition of Picometrix, which closed in May 2005.

Cash Incentive Bonuses. The Company’s practice is to award cash bonuses based upon performance objectives. At the beginning of each fiscal year, the Compensation Committee establishes targeted bonuses for each NEO and approves a matrix of performance objectives which are tied to sales revenues and net income under the 2007 fiscal year plan (the 2007 Plan). At the end of each fiscal year, the Compensation Committee reviews the Company’s actual performance as compared to the targeted performance under the 2007 Plan and recommends a bonus for each NEO based on the matrix. The Compensation Committee may make a discretionary bonus when results are outside the scope of the matrix due to extraordinary circumstances during the year.

Targeted Bonus. In establishing the NEO bonuses, the Compensation Committee used the study prepared by its independent compensation consultant. The study outlined a company bonus package range of 35% to 50% of base salary comparable to the range offered by other companies in its peer group. The Compensation Committee used these results as its starting point to establish the targeted bonus for each NEO. The Compensation Committee then reviewed the Company’s performance objectives as described in the 2007 Plan and each NEO’s performance during the prior fiscal year. For the fiscal year 2007, the Compensation Committee recommended and the Board approved the following target bonuses: the CEO’s targeted bonus is 50% of his base compensation ($92,500) and the CFO’s and CTO’s targeted bonus is 35% of their base compensation ($64,750).

Bonus Matrix. The Company’s incentive compensation program is based on a bonus matrix designed to reward its NEOs with annual cash awards for achieving targeted Company performance objectives. The performance awards range from 20% to 200% of the individual’s targeted bonus and are based on the achievement of targeted sales and revenues and targeted income adjusted for non-cash expenses under the applicable budget and plan. The Compensation Committee and the Board believe these factors form the most appropriate metric for the Company given its debt, capital structure and its projected revenue growth and income. The actual targets for the performance goals are based on the Company’s confidential strategic plans, and accordingly are not publicly disclosed for competitive reasons. The Compensation Committee believes that the targeted goals are realistic but challenging, and motivate the NEOs to promote the achievement of the Company’s financial and strategic goals.

Equity Compensation. Historically, the primary form of equity compensation that the Company awarded consisted of non-qualified stock options. The Company selected this form because of the favorable accounting and tax treatments and the near universal expectation by employees in its industry that they would receive stock options. However, beginning in 2006 the accounting treatment for stock options changed as a result of Statement of Financial Accounting Standards No. 123(R), making the accounting treatment of stock options less attractive. As a result, in July 2007, the Board adopted a new equity compensation plan which provides for grants of stock in addition to options. If the stockholders approve the 2007 Equity Incentive Plan at the annual meeting, the Company will have the ability to issue stock options and stock grants, which will be subject to time based or performance based vesting depending on the terms of the grant. The Company does not have a definitive strategy for making stock grants to employees under this plan; however, the Board believes that the ability to grant equity awards other than incentive stock options is important because the value of the stock grant will correspond more closely with the expense of the award.

Stock Options. Stock options are awarded based on attracting talent and retaining that talent based on the vesting period of the stock option award. Stock options have value only if the stock price increases over time. As the Company’s stock options have a ten-year term, the options focus employees on long-term growth and align employee incentives with stockholders. The granting of stock options is a discretionary process which takes into account studies of the option grant practices of the Company’s peer group, NEO’s individual performance and achievements as well as the tax and accounting treatment of option grants. The Board reviews and approves the overall stock option pool for participating employees and recommendations of the Compensation Committee for individual option grants to executive officers. The Compensation Committee is also responsible for administering the stock option plan.

With the exception of significant promotions and new hires, the Board generally grants stock options at the first meeting of the Compensation Committee each year following the availability of the financial results for the prior year. The Compensation Committee grants options at this time because it enables the Committee to consider prior year performance of the Company and the potential recipients and expectations for the current year. The awards also are made as early as practicable in the fiscal year in order to maximize the time period for the incentives associated with the awards. The Board’s meeting schedule is determined several months in advance, and the proximity of any awards to earnings announcements or other market events is coincidental. In establishing awards levels, the Compensation Committee may consider any or all aspects of equity ownership levels of the recipients or prior awards that are fully vested. No options were granted in with respect to the 2007 fiscal year.

Stock Grants. The Board is submitting for approval at the 2007 Annual Meeting of Stockholders an equity compensation plan which will enable the Company to award stock grants as well as options. The Board contemplates that stock grants will be available for grant to all employees and directors of the Company, including the Company’s NEOs. As stock grants generally vest over multiple years, the grants intend to align the interests of the recipient with the long-term interests of the stockholders by creating an incentive for employees to maximize the Company’s total stockholder value. The 2007 Equity Incentive Plan also plan also provides for the grant of Stock Grants subject to performance based vesting, which will enable the Compensation Committee to reward participants for specific achievement of financial and strategic goals.

A full description of the 2007 Equity Incentive Plan is set forth in this proxy statement under “Proposal 2 - Adoption of 2007 Equity Incentive Plan”.

Severance Benefits. Currently there are only two executive officers that have employment agreements, Mr. Robin Risser, the Company’s CFO and Mr. Steven Williamson, the Company’s CTO. These employment agreements were entered into in connection with the acquisition of Picometrix and will expire on May 2, 2008. The agreements provide for a base salary of $185,000 and eligibility to participate in the bonus matrix, as described above.

On June 6, 2006, the Company entered into a separation agreement and general release with Mr. Paul Ludwig, former President and Director of the Company, who resigned as an employee of the Company effective August 31, 2006 and as the President and Director of the Company effective immediately. The Company took into consideration his past service to the Company and personal matters that prevented him from relocating from Madison, Wisconsin to the new corporate headquarters in Ann Arbor, Michigan. Under this separation and general release agreement, the Company agreed to pay Mr. Ludwig the following separation payments after August 31, 2006: (a) $123,344 representing approximately eight months of Mr. Ludwig’s base salary, payable in eight substantially equal installments of $15,418 each, with the first installment to be mailed on or about October 3, 2006 and an additional installment to be mailed on or about the third day of each of the next seven months with the last installment to be mailed on or about May 2, 2007; (b) a lump sum payment of $10,160.88 representing approximately eight months of the Company’s group health insurance subsidy; and (c) the full amount, if any, of any accrued and unpaid vacation. All of Mr. Ludwig’s currently outstanding stock option grants as of the date would become fully vested and exercisable in accordance with and subject to their terms. In addition, Mr. Ludwig was entitled to receive outplacement assistance services up to a maximum cost of $20,000. Further, the Company paid on behalf of Mr. Ludwig $18,325.86 in connection with the Company’s benefit plans and 401(k) retirement plan for the fiscal year ended March 31, 2006.

In consideration for the separation payments outlined above, Mr. Ludwig agreed to certain conditions, including the following: (a) release and discharge the Company from all claims, (b) not to solicit any person who is, or within the preceding twelve months was, a Company employee for a period of two years following the separation date of August 31, 2006; and (c) abide by certain continued confidentiality and non-disparagement obligations.

Change in Control Arrangements and Agreements. The Company does not have any change in control agreements or arrangements in place for any of its executive officers. Under the Company’s 2000 Stock Option Plan and the Proposed 2007 Equity Incentive Plan, the Board may decide in its sole discretion to accelerate vesting of options and Stock Grants granted to employees in connection with a change in control. Relative to the overall value of the Company, these potential changes in control benefits are relatively minor, but appropriate in order to further align the interests of management with those of the stockholders.

Health Benefits. The Company provides coverage for the CEO, CFO and CTO under a supplemental long term disability plan which is greater than that offered by it to other employees. The amount which the Company pays for this benefit is set forth on the Summary Compensation Table under the category of “All Other Compensation.” Except for this coverage, all NEOs are eligible under the same health benefit plans as all other employees for medical, dental, disability and life insurance. These benefits are a necessary element of compensation to attract and retain employees and are competitive with benefits offered in the Company’s industry.

Retirement Plans. In the interest of providing a reasonable level of retirement income, the Company maintains a traditional 401(k) plan pursuant to which it matches 100% of the first 3% of the employee’s pretax contributions and 50% of the next 2% of the employee’s pretax contributions. Executive officers are covered by the same plan on the same terms as provided to all salaried employees.

Perquisites and Other Benefits. The only perquisites offered by the Company are relocation benefits, which are individually negotiated for each occurrence. No relocation benefits were paid to any NEOs during the 2007 fiscal year.

Director’s Compensation. The table under the heading “Directors Compensation” in this proxy statement provides the cash and equity compensation paid to the Company’s independent directors for the 2007 fiscal year.

Base Compensation. With respect to the director’s compensation program, the Compensation Committee also applied the concept of “targeted overall cash compensation,” or the aggregate level of cash compensation that the Company would pay each of its independent Board members. In 2004, the Company engaged an independent consulting firm to prepare a study which analyzed the compensation practices for board members as reported in the proxy statements of twenty-one (21) public companies that were selected as industry peer companies of comparable size to the Company.

The results of the study recommended that each of the Company’s independent directors receive the following cash compensation: (1) a quarterly retainer in the amount of $2,000, (2) a board meeting attendance fee in the amount of $1,000, and (3) a Committee meeting attendance fee in the amount of $750. Additionally, given the level of effort necessary for the Audit Committee and the Compensation Committee chairmanships, the chairs of the Audit Committee and the Compensation Committee receive an additional cash retainer of $2,500 and $1,000, respectively. Employee directors do not receive any compensation for attending board or Compensation Committee meetings.

The Compensation Committee reviewed these recommendations for independent director compensation and submitted proposals to the Board for approval. There have been no increases in director cash compensation since fiscal year ended March 2005, the year in which the study was performed.

Stock Options. In addition to outlining cash compensation practices for the Board, the study also provided peer group benchmarking data as to the amount and form of equity incentives provided to directors, both upon initial election and in connection with their annual service on the Board. The study recommended that non-employee directors be granted options to purchase 100,000 shares of stock (the Initial Grant) upon election, and options to purchase 25,000 shares of stock per year commencing in the fourth year of service (the Annual Grant). The Initial Grant vests as to 20% of the shares underlying the grant over a four year period with the first installment vesting on the sixth month anniversary and the remaining installments vesting on the first, second, third and fourth annual anniversaries of the date of the grant. The Annual Grant is granted at the beginning of the fiscal year and vests on the six month anniversary of the date of the grant. The exercise price of the options is equal to the fair market value of the stock on the date of the grant.

Following recommendation by the Company’s compensation consultant, the Board adopted this proposal in August 2005. The Company’s option granting practice with respect to its independent directors has remained the same since that time.

Tax and Accounting Implications. The following is a summary of the tax and accounting treatment of compensation paid to the Company’s NEOs.

Nonqualified Stock Options. Generally, with respect to nonqualified stock options: (a) at the time of the nonqualified stock option grant, the option holder does not recognize any income; (b) at the time of exercise of the nonqualified stock option, the option holder recognizes ordinary income in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the exercise date and the Company is entitled to an income tax deduction in the same amount; and (c) any gain or loss is treated as capital gain or loss when the option holder disposes of his shares.

Accounting for Stock-Based Compensation. On April 1, 2006, the Company began accounting for stock-based compensation, including its Stock Option Plan, in accordance with the FASB Statement 123R requirements. Once the Company has adopted and implemented the 2007 Equity Incentive Plan, the Company will also begin accounting for Stock Grants in accordance with the requirements of FASB Statement 123R.

Compensation Committee Report*

We have reviewed and discussed with management the Compensation Discussion and Analysis to be included in the Company’s 2007 Stockholder Meeting Schedule 14A Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the Proxy). Based on the reviews and discussions referred to above, we have recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in the Company’s Proxy.

Compensation Committee
M. Scott Farese (Chairman)
Lance Brewer
Stephen Soltwedel

* Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the 1934 Act, the Report on Executive Compensation by the Compensation Committee shall not be incorporated by reference in any such filings.

EXECUTIVE COMPENSATION TABLES AND NARRATIVE DISCLOSURE

The following tables set forth executive compensation for the Company’s Chief Executive Officer (CEO) and President, Chief Financial Officer (CFO) and Chief Technology Officer (CTO) (the Named Executive Officers or NEOs) during the 2007 fiscal year.

Summary Compensation Table

The following table sets forth compensation for the Company’s Named Executive Officers for the fiscal year ended March 31, 2007.

Name & Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Richard Kurtz, Chief Executive Officer and President(3)	2007	185,000	17,406	64,750	8,690	(4)	275,846

Robin Risser, Chief Financial Officer	2007	185,000	17,525	45,325	8,682	(4)	256,532

Steve Williamson, Chief Technology Officer	2007	185,000	17,525	45,325	8,502	(4)	256,352

Paul Ludwig, President(5)	2007	81,695	5,714	—	179,163	(6)	266,572

1)
Represents the amount of compensation cost recognized by the Company in fiscal year 2007 related to stock option awards granted in prior years, as described in Statement of Financial Accounting Standards No. 123R (SFAS 123R). For a discussion of valuation assumptions see Note 1 to the Company’s 2007 Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended March 31, 2007.

2)	Represents amounts paid under the bonus plan. Mr. Ludwig resigned prior to the end of fiscal year 2007 and was not eligible to receive any bonus amount under the bonus plan.

3)	Effective June 6, 2006, following the resignation of Mr. Ludwig, Mr. Kurtz took over the responsibilities of President. Mr. Kurtz does not receive any additional compensation for such services.

4)	Amounts include life insurance premiums, Company matching contributions to the 401K Savings Plan and long-term disability premiums.

5)	Mr. Ludwig resigned as the Company’s President effective June 6, 2006 and resigned from employment with the Company effective August 31, 2006.

6)
Represents prorated amounts of life insurance premiums, Company matching contributions to the 401K Savings Plan, long-term disability premiums and payments relating to Mr. Ludwig’s resignation including severance ($123,344), vacation pay-out ($21,000), outplacement ($20,000) and a health insurance subsidy ($10,161).

Grants of Plan-Based Awards Table

The Company provides for cash incentive awards to its NEOs pursuant to a bonus plan. Annually, the Compensation Committee establishes a targeted bonus for each NEO based on a percentage of his annual salary. With respect to the 2007 fiscal year, the CEO’s targeted bonus was 50% of his salary, the CFO’s and the CTO’s targeted bonus was 35% of their salaries. The Bonus Plan provides for a range of bonus awards based on the Company’s achievement of sales and net income results which are approved by the Committee at the beginning of each fiscal year and are set forth in a matrix. NEOs are eligible for bonus awards under the bonus matrix ranging from 20% to 200% of their targeted bonuses based on the Company’s achievement of the sales and revenue results as of the fiscal year end. Actual amounts paid under this incentive plan for the fiscal year 2007 are set forth in the “Summary Compensation Table.” A discussion of the Compensation Committee’s administration of cash incentive bonus plan is provided in the “Compensation Discussion and Analysis.”

The following table sets forth the minimum (or Threshold), target, and maximum awards available to the NEOs under the Company’s non-equity incentive plan for the fiscal year ended March 31, 2007.

Estimated Future Payout Under Non-Equity Incentive Plan Awards

Name	Threshold ($) (1)	Target ($) (2)	Maximum ($) (3)
Richard Kurtz	18,500	92,500	185,000
Robin Risser	12,950	64,750	129,500
Steve Williamson	12,950	64,750	129,500
Paul Ludwig (4)	12,950	64,750	129,500

(1)	Amount’s represent 20% of the NEO’s targeted bonus.

(2)	Amount’s represent 100% of the NEO’s targeted bonus.

(3)	Amount’s represent 200% of the NEO’s targeted bonus.

(4)
The targeted bonus and bonus matrix for Mr. Ludwig was established at the beginning of the fiscal year, however due to his resignation on August 31, 2006, he was not paid an incentive payment for the 2007 fiscal year.

Narrative Addendum to the Summary Compensation Table
and the Grants of Plan-Based Awards Table

The Named Executive Officers include the executive officers whose total compensation exceeds $100,000. Effective June 6, 2006, following Paul Ludwig’s resignation as President, the position was combined with the CEO, however, since Mr. Ludwig was employed by the Company during the fiscal year, he has been included as a Named Executive Officer in this proxy statement.

Employment Agreements

The Company entered into employment agreements with Messrs. Risser and Williamson to serve as its Chief Financial Officer and Chief Technical Officer, respectively, effective May 2, 2005 in connection with the acquisition of Picometrix, Inc. These employment agreements provide for an annual base salary of $185,000 subject to merit increases at the discretion of the Compensation Committee. In addition, Messrs. Risser and Williamson are each eligible to receive an annual bonus under the bonus plan based on the bonus matrix (as described in the “Compensation and Analysis Discussion” and in the “Grants of Plan-Based Awards” table above). Pursuant to the agreement, Messrs. Risser and Williamson are also eligible to receive other benefits to the extent provided by the Company to its executive officers, including but not limited to, group medical insurance, group disability and life insurance.

Messrs. Risser and Williamson’s employment agreement, each provides for an employment guarantee for a three year period from the effective date of the agreement limited to the payment of the agreed compensation and benefits for the remainder of the three year term. The guarantee is triggered if the executive is terminated without Cause or upon Good Reason (as defined in the Employment Agreements). In the event of termination without Cause or upon Good Reason, the executive will be paid a lump sum severance equal to his base pay plus any accrued but unused vacation and sick days, and will be entitled to continue to receive all benefits provided to him at the time of his termination during the guarantee period. The Company will also pay a health care subsidy for the executive during the guarantee period. Receipt of benefits under this guarantee is contingent on the executive’s executing a reciprocal release with the Company.

Severance Payment

Paul Ludwig resigned as the Company’s President effective June 6, 2006 and as an employee effective August 31, 2006, and executed a Separation and General Release Agreement with the Company the terms of which are described in the Compensation Discussion and Analysis. The amounts paid to Mr. Ludwig pursuant to this Agreement are set forth in the “All Other Compensation” column in the “Summary Compensation Table” and in the table under the heading “Post Termination Benefits and Change in Control” section below.

Option Plans

The Company’s 1997 Employee Stock Option Plan (which expired January 13, 2007) and the 2000 Stock Option Plan (the Option Plans) provide that options may be granted to employees, including executive officers, to purchase shares of Common Stock at an exercise price equal to the fair market value of the Company’s Common Stock on the date of the grant. All of the Company’s employees, its subsidiaries’ employees, consultants and advisors are eligible to receive options under the Option Plans. The Option Plans provide that the Board may determine which employees are granted options and the number of shares subject to each option. Non-employee directors also participate in the 2000 Stock Option Plan. The purchase price for shares must be paid in cash or by the tender of shares of Common Stock having a fair market value, as determined by the Board, equal to the option exercise price. During the 2007 fiscal year, the Company did not grant options to any of its NEOs.

The Company is proposing for adoption at the Annual Meeting a 2007 Equity Incentive Plan which, in addition to granting options, would permit the Company to award Stock Grants. Please see the description in this proxy under the heading “Proposal 2-Adoption of the 2007 Equity Incentive Plan” for a complete description of the 2007 Equity Incentive Plan and the awards which will be available under it.

Outstanding Equity Awards at Fiscal Year End Table

The following table sets forth information regarding each unexercised option held by each of the Company’s NEOs as of March 31, 2007. Mr. Ludwig is omitted from the table since all of his options expired prior to March 31, 2007 as a result of his resignation from the Company effective August 31, 2006.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Richard Kurtz	25,000	—		5.34	2/22/2010
	150,000	—		3.19	8/25/2010
	70,000	—		0.80	4/20/2011
	25,000	—		0.86	8/17/2011
	150,000	—		0.67	2/20/2012
	60,000	30,000	(1)	0.93	5/19/2013
	16,800	11,200	(2)	2.25	6/10/2014
	8,400	12,600	(3)	2.32	6/3/2015
Robin Risser	40,000	60,000	(4)	2.11	5/2/2015
Steve Williamson	40,000	60,000	(4)	2.11	5/2/2015

1)	The option was granted on May 19, 2003 and is exercisable as to 20% of the shares underlying the option on the six month anniversary and the first, second, third and fourth annual anniversaries.

2)	The option was granted on June 10, 2004 and is exercisable as to 20% of the shares underlying the option on the six month anniversary and the first, second, third and fourth annual anniversaries.

3)	The option was granted on June 3, 2005 and is exercisable as to 20% of the shares underlying the option on the six month anniversary and the first, second, third and fourth annual anniversaries.

4)	The option was granted on May 2, 2005 and is exercisable as to 20% of the shares underlying the option on the six month anniversary and the first, second, third and fourth annual anniversaries.

Option Exercises and Stock Vested Table

The following table shows the number of shares acquired upon exercise of stock options by each of the Company’s NEOs during the fiscal year ended March 31, 2007.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)
Richard Kurtz	60,000	58,558
Robin Risser	—	—
Steve Williamson	—	—
Paul Ludwig	150,000	197,000

1)	The “value realized on exercise” is the difference between the market price of the underlying security at exercise and the exercise price of the option.

Post-Termination Benefits and Change in Control

Messrs. Risser and Williamson are entitled to post-termination payments and benefits pursuant to the terms of their Employment Agreements which were entered into in connection with the acquisition of Picometrix, Inc. Mr. Kurtz, the Company’s CEO and President, is not eligible for any post-termination benefits. In addition in connection with Mr. Ludwig’s resignation, the Company entered a Separation and General Release Agreement providing for certain post-termination benefits.

The following table sets forth the Company’s reasonable estimate of the potential payments to each Messrs. Risser and Williamson upon termination as if termination occurred as of March 31, 2007 and the actual payments payable to the Company’s former President, Mr. Ludwig for his resignation as of August 31, 2006. The Company does not have any arrangements in place to make payments or provide benefits to its NEOs in connection with a change in control of the Company.

Name & Position	Salary ($)		All Other Compensation ($)		Total ($)
Robin Risser, Chief Financial Officer (1)	201,430	(2)	34,186	(3)	235,616
Steve Williamson, Chief Technical Officer (1)	201,430	(2)	49,107	(3)	250,537
Paul Ludwig, President (4)	123,344	(5)	51,509	(6)	174,853

1)
Messrs. Risser and Williamson are entitled to post-termination benefits pursuant to their three year employment agreements which expire on May 2, 2008 and are further described above under the heading “Employment Agreements.”

2)	Represents thirteen months of salary through May 2, 2008.

3)
Amounts represent estimates of payments over the thirteen month period remaining under the officer’s employment guarantee relating to life insurance premiums, health and welfare benefits, short-term and long-term disability premiums and earned vacation.

4)
Amounts disclosed for Mr. Ludwig represent the actual benefits paid to Mr. Ludwig pursuant to the Separation and General Release Agreement with Mr. Ludwig effective August 31, 2006 the date of Mr. Ludwig’s termination of employment.

5)
Pursuant to the terms of the Separation and General Release Agreement, the Company agreed to pay Mr. Ludwig a severance payment consisting of eight months base pay totaling $123,344 payable in eight equal installments.

6)
Represents include a payment of $21,000 resulting from his accrued unused vacation, $10,160.88 for eight months of health and welfare insurance subsidy and $20,000 for outplacement assistance services.

Director Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended March 31, 2007.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
M. Scott Farese	23,750	56,595	80,345
Steve Soltwedel	20,500	56,595	77,095
Lance Brewer	19,000	31,783	50,783
Donald Pastor	20,000	31,783	51,783

1)
Represents the amount of compensation cost recognized by the Company in fiscal year 2007 related to stock option awards granted in prior years, as described in Statement of Financial Accounting Standards No. 123R (SFAS 123R). For a discussion of valuation assumptions see Note 1 to the Company’s 2007 Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007.

Director Fees

During the fiscal year ended March 31, 2007, each Director was paid an annual retainer of $8,000 plus a fee of $1,000 for each Board meeting attended. In addition each Committee member was paid $750 for each Committee meeting attended, and the Chairman of the Compensation Committee received $250 per quarter and the Chairman of the Audit Committee received $625 per quarter.

Director Equity Compensation

Under the Company’s present program, an option covering 100,000 shares of Common Stock is granted to each of the Company’s non-employee directors upon his initial appointment to the Board. In addition, any non-employee director who has commenced his fourth year of service is automatically granted an option to purchase 25,000 shares of Common Stock once each fiscal year. Messrs. Farese and Soltwedel are the only non-employee directors who were eligible for the automatic grant during the fiscal year ended March 31, 2007. All options granted to non-employee directors are granted under the 2000 Stock Option Plan and have a term of ten years and an exercise price equal to the fair market value of a share of Common Stock on the date of grant. All options remain exercisable for a six month period following a non-employee director’s cessation of service or the length of the stated option term, if shorter.

If the 2007 Equity Incentive Plan is approved by the stockholders at the Annual Meeting, non-employee directors will no longer be eligible to receive option grants under the arrangements described above. Pursuant to the 2007 Equity Incentive Plan, in lieu of receiving options, each non-employee director will be granted a Stock Grant under the 2007 Plan for Common Stock having a fair market value of $25,000 on the date of the grant pro-rated for the period from the director’s appointment to the following September 1, which Stock Grants will be subject to a risk of forfeiture for a six month period from the date of grant. In addition, each incumbent non-employee director will be granted an annual Stock Grant of that number of shares of Common Stock having a fair market value of $25,000 on the date of grant. Since an option was granted to the two non-employee directors who are eligible to receive such annual grants in April, 2007, this Stock Grant will not be awarded until September 1, 2008, at which time it will only be awarded to the two non-employee directors who would have been eligible to receive an option grant under the Company’s prior arrangements, assuming such directors are serving on the Board at such time. The remaining two non-employee directors will receive their first annual grant on September 1, 2009 assuming they are providing services at such time, which is when they would have been eligible to receive the annual option grant under the Company’s prior arrangements described above. The annual Stock Grant to the non-employee directors is subject to forfeiture for the six month period following the date of the grant. A full description of the 2007 Plan is available under the heading “Proposal 2—Adoption of 2007 Equity Incentive Plan.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company is the obligor with respect to a promissory note held by Mr. Risser, a Director of the Company and its CFO, (the Risser Note), and a promissory note held by Mr. Williamson, the Company’s CTO, (the Williamson Note). The notes were entered into in connection with the Company’s acquisition of Messrs. Risser’s and Williamson’s equity interests in Picometrix, Inc. The highest amount owing under the Risser Note during the fiscal year was $966,833, which was the amount owing as of April 1, 2006. The highest amount owing under the Williamson Note during the fiscal year was $1,933,667, which was the amount owing as of April 1, 2006. As of March 31, 2007, $800,166 was outstanding under the Risser Note and $1,600,334 was outstanding under the Williamson Note. Each promissory note accrues interest at a rate 9.25% per annum payable quarterly. The principal on each note is payable in annual installments on each anniversary of the note with final payment due on May 2, 2009. With respect to the fiscal year ended March 2007, the Company paid $241,334 in principal and interest under the Risser Note and $482,666 under the Williamson Note.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Farber Hass Hurley & McEwen, LLP (FHH&M), independent auditors, audited the Company's financial statements for fiscal years 2000 through 2007. Representatives of FHH&M are expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

Independent Auditor Fees

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended March 31, 2006 and March 31, 2007, by the Company's independent auditor, FHH&M. The following table presents fees for professional audit services rendered by FHH&M for the audit of the Company's annual financial statements and review of financial statements included in the registrant's quarterly reports on Form 10-Q (Audit Fees) for fiscal 2006 and 2007, and fees billed for other services rendered by FHH&M.

	2007	2006
Audit Fees(1)	$131,000	$119,230
Audit Related Fees (2)(3)	$3,000	$9,350
Tax Fees(4)	—	$10,970
All Other Fees	—	—
Total	$134,000	$139,550

1)
The fees consisted of the audit of the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K and reviews of its interim financial statements included in the Company's Quarterly Reports on Form 10-Q.

2)	Audit related fees for the 2006 fiscal year consisted principally of the audit of the Company’s benefit plan and consultations regarding acquisitions.

3)	The Audit Committee has determined that the provision of all non-audit services performed for the Company by Farber Hass Hurley & McEwen LLP is compatible with maintaining that firm’s independence.

4)	Tax fees for the 2006 fiscal year consisted primarily of tax return preparation, state tax matters and tax advisory services.

The Audit Committee's policy is to pre-approve all audit services and all non-audit services that the Company's independent auditor is permitted to perform for the Company under applicable federal securities regulations. While it is the general policy of the Audit Committee to make such determinations at full Audit Committee Meetings, the Audit Committee may delegate its pre-approval authority to one or more members of the Audit Committee, provided that all such decisions are presented to the full Audit Committee at its next regularly scheduled meeting.

AUDIT COMMITTEE REPORT*

The Company's Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors (the Board). The Committee has three members, each of whom is "independent" as determined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the rules of the American Stock Exchange. The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee met and held discussions with management and representatives of Farber Hass Hurley & McEwen, LLP (FHH&M), the Company’s independent registered public accounting firm. The Audit Committee reviewed and discussed the audited consolidated financial statements, as well as the unaudited financial statements included in Quarterly Reports on Form 10-Q for each of the first three quarters of the fiscal year, with management and FHH&M. The Audit Committee discussed with FHH&M the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. FFH&M also provided the Audit Committee with the written disclosure required by Standard No. 1, “Independence Discussions with Audit Committee,” and the Committee discussed with FHH&M its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007 for filing with the Securities and Exchange Commission.

Audit Committee
Donald Pastor (Chairman)
Stephen Soltwedel
Martin S. Farese

* Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the 1934 Act, the Report on Executive Compensation by the Compensation Committee shall not be incorporated by reference in any such filings.

PROPOSAL 2 - ADOPTION OF THE 2007 EQUITY INCENTIVE PLAN

The Board has adopted, subject to stockholder approval, and recommends the adoption of the Company’s proposed 2007 Equity Incentive Plan (2007 Plan), pursuant to which options and stock grants may be granted (each, an Award).

Purpose

The purpose of the 2007 Plan is to enable the Company to offer participants a variety of equity-based incentives, including stock options and stock grants, which provide an additional incentive for directors and employees to further the Company’s growth and success by aligning the participants’ interests with the Company’s interest through their ownership of Company securities. In addition, only an aggregate of 85,000 shares of Common Stock remain available for option grant under the 2000 Stock Option Plan and the 1997 Employee Stock Option Plan expired during the fiscal year. The Board believes that the 2007 Plan will provide the Company with more flexibility in creating the equity component of compensation, as the proposed 2007 Plan permits time-based and performance-based vesting for options and stock grants. As a result of the change in the accounting rules relating to the accounting for stock options, and recognizing the trend toward granting alternative types of awards, the Company has expanded the types of awards available under the 2007 Plan to include stock grants. The Company believes that the 2007 Plan will enable it to continue to attract, retain and motivate its directors, employees, consultants and advisors. The addition of performance-based vesting also supports the Company’s objective to closely align its employees’ interests with the Company’s performance. In addition the new forms of equity grants will give the Committee the ability to provide equitable and competitive compensation to the participants as well as recognize and reward individual contributions and achievements of goals. The Board believes that the 2007 Plan is necessary to remain competitive and to promote the Company’s long-term success within the industry.

The following description of the 2007 Plan is qualified in its entirety by reference to the 2007 Plan, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated by reference herein.

Administration

The 2007 Plan shall be administered by a Committee of independent directors. Subject to the terms and conditions of the 2007 Plan, this Committee is authorized to determine to whom among the eligible persons Awards shall be granted, the number of Shares covered by an Award, the terms of each Award, and whether any Option is intended to be an Incentive Stock Option (ISO) or a Non-Incentive Stock Option (NSO). In addition this Committee has authority to interpret and specify rules relating to the 2007 Plan.

Eligibility

All of our employees, non-employee directors, as well as consultants and advisors to the Company are eligible to participate in the 2007 Plan. Currently we have four non-employee directors and 162 employees.  To date, we have not granted any equity awards to our consultants or advisors. In making the determination as to the employees to whom Awards shall be granted and as to the number of shares of Common Stock (each, a Share) to be covered by such Awards, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the 2007 Plan.

Shares Available for Issuance

If the 2007 Plan is approved by our stockholders, the number of Shares with respect to which Awards may be granted under the 2007 Plan is 2,500,000, which includes 1,500,000 which may be issuable upon the exercise of ISOs granted under the 2007 Plan. In addition, the following Shares may also be used for issuance of Awards under the 2007 Plan: (i) Shares which have been forfeited under a Stock Grant; and (ii) Shares which are allocable to the unexercised portion of an option issued under the 2007 Plan which has expired or been terminated.

Per-Person Award Limitations

Under the 2007 Plan, the number of Shares with respect to which Awards may be granted to any individual may not exceed 500,000 during any calendar year.

Types and Terms of Awards

The Committee is authorized to grant the following types of awards under the 2007 Plan: stock options (Options) including ISOs and NSOs and stock grants (Stock Grants).

Options. The Committee is authorized to grant Options, including ISOs which can result in potentially favorable tax treatment to the option holder and NSOs. The exercise price of an Option is determined by the Committee at the time of grant and may not be less than the fair market value of the Shares on the date the Option is granted. The term of Options granted to employees may not exceed ten years. The exercise price of Options is payable in cash, in Shares or in a combination of the two.

Stock Grants. Stock Grants are awards of stock which may in the discretion of the Committee vest upon the satisfaction of conditions, which may be based on performance factors or continued service for a specified period of time as determined by the Committee and set forth in the individual Award agreement.

Automatic Stock Grants to Non-Employee Directors. An initial Stock Grant equal to that number of shares of Stock having a Fair Market Value on the date of grant of $25,000, pro-rated for the period of service commencing on the date of the non-employee director’s appointment or election to the Board through the following September 1 will automatically be granted to persons who become non-employee directors from and after the approval of the 2007 Plan by the stockholders. The 2007 Plan also provides for an automatic annual Stock Grant on September 1 of each year commencing September 1, 2008 to each then serving non-employee director equal to the number of shares of Stock having a Fair Market Value on the date of grant of $25,000, provided however directors who have an unvested initial option grant under the Company’s prior arrangements shall not then be eligible to receive a Stock Grant. Each Stock Grant is subject to the condition that the grantee must continue to serve as a non-employee director of the Company for a period of six months following the date of grant. Each Stock Grant which is subject to conditions which have not been satisfied will be forfeited at the time of the cessation of the director’s services to the Board.

General Limitations on Post Termination Exercisability of Employee Awards. Unless otherwise provided by the Committee, in the event of a termination of an employee’s employment for any reason other than death, Disability or Retirement (each as defined in the Plan, and all of which are subject to special rules as set forth in the Plan), Options to the extent then exercisable will remain exercisable for three months from the termination date or until the expiration of the stated term of such Option, if shorter. Unless otherwise provided by the Committee, upon a termination of a participant’s service for any reason, Stock Grants awarded to such participant are forfeited on the date of such termination to the extent the conditions applicable to such Stock Grant have not been satisfied.

General Limitations on Post Termination Exercisability of Consultant and Advisor Awards. Unless otherwise provided by the Committee, upon the termination of a contractual relationship with a Consultant or Advisor, Options to the extent then exercisable will remain exercisable for three months from the termination date or until the expiration of the stated term of such Option, if shorter. Unless otherwise provided by the Committee, upon a termination of a contractual relationship with a Consultant or Advisor, Stock Grants granted to such participant are forfeited on the date of such termination to the extent the conditions applicable to such Award have not been satisfied.

Other Provisions

Mergers and Consolidations. In the event of a sale of all or substantially all of the assets of the Company or merger or consolidation, which results in a change of control, the Board may during the ten day period prior to the date of any such change in control, (i) cause each Option to be exchanged or converted into an award of options to purchase securities of the successor entity, (ii) provide that all then outstanding Options shall become exercisable in full, or (iii) take such other action as it determines appropriate. With respect to Stock Grants which are not fully vested, the Board may cause each Stock Grant to be exchanged or converted into a stock grant covering securities of the successor entity subject to equivalent time based or performance-based conditions or provide that all such conditions are satisfied.

Dissolution. In the event of the dissolution of the Company, all Stock Grants to the extent the applicable conditions have not been satisfied shall be forfeited, and all outstanding Options shall be exercisable to the extent then exercisable in accordance with their terms, within a ninety day period and if not so exercised shall be forfeited.

Amendments, Adjustments & Termination. The Board may modify, amend or terminate the 2007 Plan, so long as that action does not impair any participant’s rights under any outstanding Award without the consent of such affected participant. The Board may not amend the 2007 Plan without the approval of the stockholders, to the extent such approval is required under applicable AMEX and SEC rules. In the event of a change to our capitalization, the Board has authority to make adjustments, if any, as it deems appropriate and pursuant to applicable laws requiring stockholder approval. The 2007 Plan terminates on July 8, 2017 unless earlier terminated by the Board. No Awards will be granted under the 2007 Plan after termination however, the term and exercise of Awards granted before termination may extend beyond the termination date.

Future Plan Benefits

No benefits are determinable under the 2007 Plan at this time. Annual automatic grants to non-employee directors under the 2007 plan will not be effective until September 1, 2008 and will only be granted to then serving directors; and the automatic initial grant to a non-employee director is triggered upon the appointment of a new director. In addition, all grants to employees under the 2007 Plan are subject to the discretion of the Committee that administers the 2007 Plan.

Federal Income Tax Consequences

The following is a general explanation of the U.S. federal income tax consequences to participants under the 2007 Plan who are subject to tax in the United States. The following is intended for the general information of stockholders considering how to vote with respect to the 2007 Plan and not as tax guidance to participants in the 2007 Plan. The following is not intended to be complete and does not take into account federal employment taxes or state, local or foreign tax implications. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. In addition, different tax rules may apply in light of variations in transactions that are permitted under the 2007 Plan (such as payment of the exercise price by surrender of previously owned shares).

Incentive Stock Options (ISOs). Subject to the limit with respect to the maximum Award that may be granted to any individual in any calendar year, an individual can receive an unlimited number of ISOs during any calendar year. However, the aggregate fair market value (determined at the time of Option grant) of shares with respect to which ISOs first become exercisable by a participant during any calendar year (under all of the Company’s Plans) cannot exceed $100,000. ISO tax treatment is denied by the Code to any options in excess of that dollar limit.

The grant and exercise of an ISO will generally not result in income for the participant or an income tax deduction for the Company if the participant is an employee of the company or one of its subsidiaries from the date of option grant and through the date which is three months after before the exercise date (or one year before the exercise date if the participant’s employment with the Company terminated as a result of the participant’s “disability” as defined in the 2007 Plan. (However, the excess of the fair market value of the shares on the exercise date over the exercise price is an item of adjustment, potentially subject to the alternative minimum tax.) The sale or other taxable disposition of shares acquired upon an ISO exercise will not result in ordinary income by the participant if the participant does not dispose of the shares within two years from the date of option grant or within one year from the date of option exercise (the Holding Requirements). If the Holding Requirements are met, gain realized on the sale or other taxable disposition of the shares will be subject to tax as long-term capital gain and the Company would not be entitled to any income tax deduction.

If the participant disposes of shares acquired upon the ISO exercise without satisfaction of the Holding Requirements, the disposition will be a “disqualifying disposition” and the participant will recognize at the time of such disposition (i) ordinary income to the extent of the difference between the exercise price and the lesser of (a) the fair market value of the shares on the date of exercise or (b) the amount realized on such disposition, and (ii) short-term or long-term capital gain to the extent of any excess of the amount realized on the disposition over the fair market value of the shares on the date of exercise. Notwithstanding the foregoing, if the participant dies prior to the option exercise but the participant was an employee of the Company or one of its subsidiaries from the date of option grant and through the date which is three months before the date of death, then the Holding Requirements will not apply to a sale or other taxable disposition of the shares by the estate of the participant or by a person who acquired the option from the participant by bequest or inheritance. The Company generally will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time such income is recognized.

Non-Incentive Stock Options (NSOs). Subject to the limit with respect to the maximum Award that may be granted to any individual in any calendar year, there is no limit on the aggregate fair market value of stock covered by NSOs that may be granted to an participant or on the aggregate fair market value of NSOs that first become exercisable in any calendar year. Generally, the participant will not recognize income and no income tax deduction will be allowed to the Company upon the grant of an NSO. Upon the exercise of an NSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of option exercise over the exercise price, and the Company generally will be entitled to an income tax deduction in the same amount. The Company will be required to ensure that any applicable withholding and payroll tax requirements are satisfied. Any difference between the higher of such fair market value or the option exercise price and the price at which the participant sells the shares will be taxable as short-term or long-term capital gain or loss.

Stock Grants. A participant receiving a Stock Grant subject to time or performance-based vesting conditions will not recognize any income at the time of grant in the absence of a Section 83(b) election (described below). The participant generally will recognize ordinary income at the time the vesting conditions expire, in an amount equal to the excess of the fair market value of the shares on that date over the amount (if any) paid by the participant for the shares. For purposes of determining gain on a sale of the shares, (i) the participant's tax basis in the shares will be equal to the amount included in income upon the expiration of the vesting conditions plus the amount (if any) paid for the shares, and (ii) the participant's holding period for the shares will begin when the vesting conditions expire. Any sale or other disposition of the shares will result in long-term or short-term capital gain. With respect to a Stock Grant that is subject to time or performance-based vesting conditions, a participant may be able to make an election under Section 83(b) of the Code to be taxed at the time of the Stock Grant. In that event the participant would recognize as ordinary income the excess of the fair market value of the shares as of the date of grant over the amount (if any) paid by the participant for the shares and the participant’s holding period would begin at the time of the Award. The Company generally will be entitled to a corresponding income tax deduction at the time ordinary income is recognized by the participant. The Company will be required to ensure that any applicable withholding and payroll tax requirements are satisfied.

Section 162(m) Limit. Under Section 162(m) of the Code, the Company is not entitled to an income tax deduction for compensation paid to any of the Company’s five most highly compensated executive officers (including its CEO) that is in excess of $1 million per year, unless such compensation is “performance-based compensation.” The 2007 Plan has been structured with the intent that Awards granted under the 2007 Plan may meet the requirements for performance-based compensation under Section 162(m) of the Code, including compensation derived from the exercise of Options (if granted at a fair market value exercise price) and other Awards that vest upon the achievement of pre-established, objectively determinable targets based on performance criteria. Awards which satisfy these standards generally should be deductible as performance-based compensation and should not be subject to the limitation on deductibility under Section 162(m) of the Code.

Section 409A. Section 409A of the Code does not apply to ISOs or NSOs that are issued at fair market value or to Stock Grants (provided there is no deferral of income beyond the vesting date).

Other Tax Issues. State and local income tax consequences may, depending on the jurisdiction, differ from the federal income tax consequences of the granting and exercise of an Option or Stock Grant and any later sale by the participant of his or her Award. There may also be, again depending on the jurisdiction, transfer or other taxes imposed in connection with a disposition, by sale, bequest or otherwise, of Awards. Participants should consult their personal tax advisors with respect to the specific state, local and other tax effects on them of Awards, exercises and stock dispositions.

Plan Participation Table

Equity Compensation Plan Information

The following table sets forth information regarding outstanding options and shares reserved for future issuance under the Company’s existing equity compensation plans as of March 31, 2007.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
2000 Stock Option Plan	2,103,000	1.98	175,000	(3)
1997 Employee Stock Option Plan(1)	203,000	1.61	—
1991 Directors Stock Option Plan(2)	64,000	4.46	—
Total	2,370,000	2.02	175,000

(1)	The 1997 Employee Stock Option Plan expired on January 13, 2007.

(2)	The 1991 Directors Stock Option Plan expired on June 18, 2001.

(3)
Represents Shares authorized for issuance and not issued as of March 31, 2007 under our 2000 Stock Option Plan. As of June 29, 2007, there were 85,000 Shares which remained available for issuance under the 2000 Stock Option Plan.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR
OF THE 2007 PLAN.

MISCELLANEOUS

Annual Report

The Company’s 2007 Annual Report is being mailed to stockholders contemporaneously with this Proxy Statement.

Form 10-K

AT YOUR WRITTEN REQUEST, WE WILL PROVIDE WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC FOR THE FISCAL YEAR ENDED MARCH 31, 2007. PLEASE MAIL YOUR REQUEST TO THE SECRETARY, 2925 BOARDWALK, ANN ARBOR, MICHIGAN 48104. YOU MAY ALSO ACCESS OUR 10-K UNDER THE “INVESTORS” LINK ON OUR WEBSITE AT WWW.ADVANCEDPHOTONIX.COM.

Proposals of Stockholders; Stockholder Business

If you wish to submit a proposal for consideration at our 2008 Annual Meeting of Stockholders, you should submit the proposal in writing to the Secretary of the Company at the address set forth on the Notice page of this Proxy Statement. Proposals must be received by us on or before March 22, 2008, for inclusion in next year’s proxy materials. If you submit a proposal you must, in all other respects, comply with Rule 14a-8 under the Securities Exchange Act of 1934. If you intend to present a proposal at our 2008 Annual Meeting without inclusion of the proposal in our proxy materials, you are required to provide notice of the presenting proposal to the Company in accordance with our By-Laws no later than June 25, 2008 nor earlier than May 26, 2008.

If a properly submitted stockholder proposal is received after June 25, 2008, we may vote in our discretion as to that proposal all of the shares for which we have received proxies for the 2008 Annual Meeting of Stockholders.

Your vote is important. We urge you to vote without delay.

By Order of the Board of Directors,

ROBIN F. RISSER,
Dated: July 16, 2007	Secretary

Appendix A

ADVANCED PHOTONIX, INC.

2007 EQUITY INCENTIVE PLAN

1. The Plan. This 2007 Equity Incentive Plan (the “Plan”) is intended to encourage ownership of stock of Advanced Photonix, Inc. (the “Corporation”) by employees and non-employee directors of, and consultants and advisors to, the Corporation and its subsidiaries and to provide additional incentive for them to promote the success of the business of the Corporation.

2. Types of Awards. The following types of awards (each, an “Award”) may be granted: (a) options intended to qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (b) options not intended to qualify as ISOs (“NSOs” and together with ISOs, “Options”) and (c) restricted stock grants (“Stock Grants”).

3. Stock Subject to the Plan. Subject to the provisions of Section 10 hereof, the total number of shares of Class A Common Stock, par value $.001 per share, of the Corporation (the “Stock”) which may be issued pursuant to Awards issued under the Plan is 2,500,000, of which a maximum of 1,500,000 may be issued upon the exercise of ISOs. Shares issued under the Plan may be authorized but unissued shares of Stock or Stock held as treasury stock. The following shares of Stock may be used for further issuance of Awards under the Plan: (i) shares of Stock which have been forfeited under a Stock Grant, and (ii) shares of Stock which are allocable to the unexercised portion of an Option which has expired or been terminated.

4. Administration. The Plan shall be administered by a committee (the “Committee”) composed of no fewer than three (3) members of the Board of Directors of the Corporation (the “Board”) each of whom meets the definition of “outside director” under the provisions of Section 162(m) of the Code and the definition of “non-employee director” under the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or rules and regulations promulgated thereunder. Except as otherwise provided herein, the Committee shall have plenary authority, in its discretion, to determine to whom among the eligible persons Awards shall be granted, the number of shares of Stock subject to each Award, the terms of each Award including the option exercise price and the vesting schedule of each option, and whether any Option is intended to be an ISO or an NSO. The Committee shall have plenary authority, subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind any rules and regulations relating to the Plan and to take such other action in connection with the Plan as it deems necessary or advisable. The interpretation, construction and administration by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding on recipients of Awards hereunder and no member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted thereunder by the Committee.

5. Eligibility. All employees and non-employee directors of, and consultants and advisors to, the Corporation and its subsidiaries (including subsidiaries which become such after adoption of the Plan) shall be eligible for Awards under the Plan. In making the determination as to persons to whom Awards shall be granted and as to the number of shares of Stock to be covered by such Awards, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. The adoption of the Plan shall not be deemed to give any employee, non-employee director, consultant and/or advisor any right to an Award, except to the extent and upon such terms and conditions as may be determined by the Committee. Neither the Plan nor any Award granted hereunder is intended to or shall confer upon any Awardee any right with respect to continuation of any employment, consulting or advisory relationship with the Corporation or any of its subsidiaries.

6. Stock Grant to Non-Employee Directors.

(a) Grant upon Initial Election. A Stock Grant equal to that number of shares of Stock as determined in accordance with this Section 6(a) shall automatically be granted under the Plan to each non-employee director who is first appointed or elected to the Board on or after the Effective Date (as such term is defined in Section 11 below) and prior to the expiration of the Plan on the date of such appointment or election of such non-employee director. The number of shares of Stock subject to the Stock Grant made pursuant to this Section 6(a) shall be determined by (i) dividing $25,000 by the Fair Market Value of a share of Stock on the date of the grant, and (ii) multiplying such amount by a fraction having a numerator equal to the number of days elapsed between the date of the director’s initial appointment or election and the following September 1st and having a denominator equal to 365, and (iii) rounding the resulting number to the nearest whole number of shares.

(b) Annual Grant. Commencing September 1, 2008 and annually thereafter on September 1 of each year, each then serving non-employee director shall be automatically granted a Stock Grant equal to that number of shares of Stock as determined by dividing $25,000 by the Fair Market Value of a share of Stock on the date of the grant (rounded to the nearest whole number of shares), provided that any non-employee director who received an initial option grant under any plan or arrangement of the Corporation or its subsidiaries in effect prior to the Effective Date, which option is not fully vested on the date of the Annual Grant, shall not be entitled to receive an annual Stock Grant pursuant to this Section 6(b).

(c) Terms of Director Grants. Each Stock Grant made pursuant to this Section 6 shall conform in all respects to the provisions of Section 9 below, provided that (i) Section 9(e)(ii) shall not apply to any such Stock Grant and (ii) the only Condition to which such Stock Grant shall be subject is that the Grantee must continue to serve as a non-employee director of the Corporation for a period of six months following the date of grant.

(d) Termination of Previous Automatic Option Grants. From and after the Effective Date no options or stock grants shall be made to any non-employee director pursuant to any plan or arrangement of the Corporation or its subsidiaries in effect prior to the Effective Date.

7. Certain Limits on Awards.

(a) Limit on ISOs. The aggregate Fair Market Value (determined as of the date of the Option grant) of Stock with respect to which ISOs granted to an employee (whether under the Plan or under any other stock option plan of the Corporation or its subsidiaries) become exercisable for the first time in any calendar year may not exceed $100,000 (or such other amount as the Internal Revenue Service may decide from time to time for purposes of Section 422 of the Code). If any grant of Options is made to an Awardee in excess of the limits provided in the Code, the excess shall automatically be treated as an NSO. Only employees of the Corporation or any of its subsidiaries shall be eligible to receive the grant of an ISO.

(b) Limit on all Awards. The number of shares of Stock for which an Awardee may be granted Awards under the Plan during any calendar year shall not exceed 500,000 subject to the provision of Section 10.

8. Terms and Conditions of Options. Options shall be granted subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a) Form of Option. Each Option granted pursuant to the Plan shall be evidenced by an agreement (the “Option Agreement) which shall clearly identify the status of the Option granted (i.e., whether an ISO or an NSO) and which shall be in such form as the Committee shall from time to time approve. The Option Agreement shall comply in all respects with the terms and conditions of the Plan and may contain such additional provisions, including, without limitation, provisions for permitting the exercise of the Option over time or subject to performance conditions, and other restrictions upon the exercise of the Option, as the Committee shall deem advisable.

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(b) Stated Term. The term of each Option granted shall be for a maximum of ten years from the date of granting thereof, or a maximum of five years in the case of an ISO granted to a 10% Holder (as such term is defined in Section 15), but may be for a lesser period or be subject to earlier termination as provided by the Committee or the provisions of the Plan or the Option Agreement.

(c) Option Exercise Price. Each Option shall state a per share option exercise price, which shall be not less than 100% of the Fair Market Value of a share of Stock on the date of the Option grant, nor less than 110% of such Fair Market Value in the case of an ISO granted to a 10% Holder. The Fair Market Value of shares of Stock shall be determined by the Committee based upon (i) the mean between the highest and lowest selling prices of the Stock on the American Stock Exchange (or such other exchange on which the Stock is listed) on the date of the granting of the Award, or (ii) if the Stock did not trade on such date, the mean between the high bid and low asked prices, or (iii) such other measure of Fair Market Value as may reasonably be determined by the Board (but consistent with the rules under Section 409A of the Code). “Fair Market Value” as used throughout the Plan shall mean the fair market value as determined in accordance with this Section 8(c).

(d) Exercise of Options. An Option may be exercised from time to time as to any part or all of the Stock as to which it is then exercisable in accordance with its terms, provided, however, that an Option may not be exercised as to fewer than 100 shares at any time (or for the remaining shares then purchasable under the Option, if fewer than 100 shares). In addition, except as otherwise permitted by the Committee, Options granted hereunder may not be exercised prior to the expiration of six months from the date of Option grant. The Option exercise price shall be paid in full at the time of the exercise thereof (i) in cash, (ii) by the transfer to the Corporation of shares of Stock with a Fair Market Value equal to such exercise price, provided that such shares of Stock have been owned by the Optionee for six months, or (iii) by a combination of cash and the transfer of shares of Stock pursuant to clause (ii) above. The holder of an Option shall not have any rights as a stockholder with respect to the Stock issuable upon exercise of an Option prior to the date of exercise.

(e) Non-Transferability of Options. Except as provided in the following sentence, an Option shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by him or his legal representative. If permitted by the Committee in its sole discretion, NSOs may be transferred by the Optionee by gift to members of the Optionee's immediate family, including trusts for the benefit of such family members and partnerships or limited liability companies in which such family members are the only owners. A transferred NSO shall be subject to all of the same terms and conditions of the Plan and the Option Agreement as if such NSO had not been transferred.

(f) Cessation of Service.

(i) Cessation of Service. For purposes of this Section 8(f) and Section 9(e), the phrase “cessation of service” or any variation thereof shall mean (A) with respect to an employee of the Corporation, such employee’s ceasing to be employed by the Corporation or any of its subsidiaries, (B) with respect to a non-employee director, such director’s ceasing to be a member of the Board, or (C) with respect to a consultant or an advisor, termination of the contractual relationship between such consultant or advisor and the Corporation, in each instance for any reason, including in the case of employees, termination as a result of Retirement or Disability. The phrase “Termination Date” shall mean the date of any cessation of service.

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(ii) Treatment of Employee Options.

(A)  Death or Disability. In the event an employee ceases to provide services to the Corporation or any of its subsidiaries as a result of Disability, Options granted to such employee which are subject solely to time based conditions shall continue to vest in accordance with their terms as if such employee continued to provide services to the Corporation and shall continue to be exercisable for their stated term, provided that such employee was employed by the Corporation or any of its subsidiaries for a period of at least one year following the grant of the Option and prior to the Termination Date. In the event of an employee’s death (1) while providing services to the Corporation or any of its subsidiaries or (2) following a cessation of service due to Disability, the Option shall become fully exercisable by the employee’s estate and shall remain exercisable for the remainder of the Option term as set forth in the Option Agreement, provided that such employee was employed by the Corporation or any of its subsidiaries for a period of at least one year following the grant of the Option and prior to the Termination Date.

(B)  Other Cessation of Service. Except as otherwise set forth in Section 8(f)(ii)(A) or in the Option Agreement, the number of shares of Stock which may be purchased upon the exercise of an Option shall not exceed the number of shares of Stock as to which such Option was exercisable pursuant to the Plan and the Option Agreement as of the Termination Date. If the employee’s cessation of service was as a result of the employee’s Retirement, the Option shall remain exercisable for the balance of its stated term, provided that such employee was employed by the Corporation or any of its subsidiaries for a period of at least one year following the grant of the Option and prior to the Termination Date. Except as otherwise set forth in this Section 8(f) or in the Option Agreement, an Option granted to an employee shall remain exercisable for three (3) months following the Termination Date (or, if shorter, the remainder of the Option term as set forth in the Option Agreement). For purposes of the previous sentence only, with respect to NSO grants only, an employee who continues to provide services to the Corporation as a non-employee director of the Corporation or as a consultant to the Corporation following termination of his employment by the Corporation or any of its subsidiaries shall be deemed to continue to be an employee of the Corporation for the period during which he provides services as a director or consultant. Notwithstanding anything to the contrary herein, the Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Corporation, accelerate or waive in whole or in part any or all remaining time based restrictions with respect to all or part of an Option Grant.

(c)  Definitions. The term “Retirement” as used in this Section 8(f)(ii) means the termination of the employment of a Optionee with the Corporation or its subsidiary on or after (A) the Optionee’s 65th birthday or (B) the Optionee’s 55th birthday if the Optionee has completed ten years of service with the Corporation or a subsidiary of the Corporation. The term “Disability” as used in this Section 8(f) shall have the meaning set forth in Section 22(e)(3) of the Code.

(iii) Treatment of Consultant and Advisor Options. Except as otherwise set forth in the Option Agreement, in the event of a cessation of service of a consultant or advisor, the number of shares of Stock which may be purchased upon the exercise of an Option shall not exceed the number of shares of Stock as to which such Option was exercisable pursuant to the Plan and the Option Agreement as of the Termination Date. Except as otherwise set forth in the Option Agreement, an Option granted to a consultant or advisor shall remain exercisable by such consultant or advisor for a period of three (3) months following the Termination Date (or, if shorter, the remainder of the Option term as set forth in the Option Agreement).

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(iv) Other Limitations. Notwithstanding anything to the contrary in this Section 8(f), if the cessation of service is as a result of gross misconduct, including without limitation, violations of applicable Corporation policies or legal or ethical standards, as determined by the Corporation, all rights under the Option shall terminate on the Termination Date. In addition to the foregoing, the Committee may impose such other limitations and restrictions on the exercise of an Option following the Termination Date as it deems appropriate, including a provision for the termination of an Option in the event of the breach by the Optionee of any of his contractual or other obligations to the Corporation.

9. Terms and Conditions of Stock Grants. The Committee may in its discretion grant Stock Grants, which shall be made subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a) Form of Grant. Each Stock Grant shall be evidenced by an agreement (the “Restricted Stock Agreement”) executed by the Corporation and the Grantee, in such form as the Committee shall approve, which Agreement shall be subject to the terms and conditions set forth in this Section 9 and shall contain such additional terms and conditions not inconsistent with the Plan as the Committee shall prescribe.

(b) Number of Shares Subject to an Award; Consideration. The Restricted Stock Agreement shall specify the number of shares of Stock subject to the Stock Grant. A Stock Grant shall be issued for such consideration as the Committee may determine appropriate and may be issued for no cash consideration or for such minimum cash consideration as may be required by applicable law.

(c) Conditions. Each Stock Grant shall be subject to such conditions as the Committee shall establish (the “Conditions”), which may include, but not be limited to, conditions which are based upon the continued employment or service of the Grantee over a specified period of time, or upon the attainment by the Corporation of one or more measures of the Corporation’s operating performance, such as earnings, revenue, operating or net cash flows, financial return ratios, total shareholder return or such other measures as may be determined by the Committee (the “Performance Conditions”), or upon a combination of such factors. Measures of performance may be based upon the performance of the Corporation or upon the performance of a defined business unit or function for which the Grantee has responsibility or over which the Grantee has influence. The Grantee shall have a vested right to the Stock subject to the Stock Grant to the extent that the Conditions applicable to such Stock Grant have been satisfied. A Grantee shall forfeit all of his right, title and interest in and to any Stock subject to a Stock Grant in the event that (and to the extent that) such Conditions are not satisfied.

(d) Limitations on Transferability. As used herein, the term “Restricted Period” means, with respect to any shares of Stock subject to a Stock Grant, the period beginning on the Award Date and ending on the date on which the Conditions applicable to the Stock Grant have been satisfied. During the Restricted Period, the Grantee will not be permitted to sell, transfer, exchange, pledge, assign or otherwise dispose of any shares of Stock subject to the Stock Grant (except for shares of Stock as to which the Grantee’s rights have vested); provided, however, that the Committee in its discretion may permit the transfer by the Grantee by gift of shares of Stock to members of the Grantee’s immediate family, including trusts for the benefit of such family members and partnerships or limited liability companies in which such family members are the only owners, it being understood that any shares of Stock so transferred shall remain subject to all of the terms and conditions of the Plan and the applicable Restricted Stock Agreement as if the shares of Stock had not been transferred. Except as provided in the preceding sentence, any attempt to transfer shares of Stock subject to a Stock Grant prior to the Conditions applicable to such Stock Grant being satisfied shall be ineffective.

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(e) Cessation of Service.

(i) Upon cessation of service for any reason during the Restricted Period, all shares of Stock subject to a Stock Grant as to which the Conditions have not lapsed or been satisfied or waived shall be forfeited by the Grantee and will be treated as owned by the Corporation.

(ii) In the event of the Grantee’s cessation of service for any reason, the Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Corporation, accelerate or waive in whole or in part any or all time-based or continuous service Conditions or Performance Conditions with respect to all or part of such Grantee’s Stock Grant, except as to any Stock Grant that is intended to constitute “performance-based compensation” under Section 162(m) of the Code.

(f) Rights as a Stockholder. Except as otherwise provided herein or as the Committee may otherwise determine, a Grantee shall have all of the rights of a stockholder of the Corporation, including the right to vote the shares subject to a Stock Grant and to receive dividends and other distributions thereon, provided that distributions in the form of stock shall be subject to all of the terms and conditions of the Plan and the Restricted Stock Agreement.

10. Changes in Capitalization, Liquidations and Mergers.

(a) Changes in Capitalization. In the event of a stock dividend, recapitalization, reclassification, split-up or combination of shares, any extraordinary cash dividend or other similar corporate transaction or event, the Committee shall have the power to make appropriate adjustments of the exercise price under Options and of the number and kind of shares as to which such Options are then exercisable, to the end that the Grantee’s proportionate interest shall be maintained as before the occurrence of such event. An appropriate adjustment shall also be made in the total number and kind of shares of Stock reserved for the future granting of Awards under this Plan (and to the maximum number of Awards, including ISOs, that may be granted). Any such adjustment made by the Committee pursuant to this Plan shall be binding upon the holders of Awards hereunder for all purposes under the Plan.

(b) Mergers, Consolidation, Reorganization, Etc. In the event of a sale of all or substantially all of the assets of the Corporation or in the event of a merger or consolidation of the Corporation into or with another company (a “Merger”) in circumstances in which the shareholders of the Corporation immediately prior to the Merger do not own a majority of the securities of the successor entity entitled to vote generally in the election of the directors, board of managers, or persons performing similar functions, for the successor entity, the Board at its election shall as of a date not later than ten days prior to the date of any such Merger: (i) with respect to outstanding Options, make such arrangements as it determines appropriate (A) to cause each Option to be exchanged or converted into an award of options to purchase securities of the successor entity having an equivalent value as the Option to be converted, or (B) to provide that all then outstanding Options shall become exercisable in full, or (C) to take such other action as it determines appropriate; (ii) with respect to outstanding Stock Grants which are not fully vested and are subject solely to continuous service Conditions, make arrangements as it determines appropriate (A) to cause each Stock Grant to be exchanged or converted into a restricted stock grant covering securities of the successor entity having an equivalent value to the unvested portion of the Stock Grant to be converted, or (B) to provide that all such Conditions to which such Stock Grants are subject are satisfied; and (iii) with respect to Stock Grants which are not fully vested and are subject to Performance Conditions, make arrangements as it determines appropriate (A) to cause each such Stock Grant to be exchanged or converted into a restricted stock grant covering securities of the successor entity having an equivalent value of the unvested portion of the Stock Grant and to amend the applicable Performance Conditions as appropriate, including by converting such Performance Conditions to continuous service Conditions, or (B) to provide that all such Conditions to which such Stock Grants are subject are satisfied or waived.

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(c) Dissolution of the Corporation.

(i) In the event of the dissolution of the Corporation, whether voluntary or otherwise, (A) all Stock Grants to the extent the applicable Conditions have not been met by the date specified in subsection (ii) below shall be forfeited, and (B) all Options outstanding under the Plan shall be exercised, if at all, within the ninety day period commencing on the date specified in subsection (ii) below and shall be exercisable to the extent only of, and with respect to, any or all shares of Stock for which they could have been exercised immediately prior to the date specified in subsection (ii). All Options not exercisable immediately prior to the date specified in subsection (ii) shall terminate upon such date, and all Options exercisable immediately prior to such date shall, to the extent not exercised within the ninety-day period commencing on such date, terminate at the end of such ninety-day period.

(ii) The date specified in this subsection (ii) is the date of the earliest to occur of the following events: (A) The entry, in a court having jurisdiction, of an order that the Corporation be liquidated or dissolved; (B) Adoption by the shareholders of the Corporation of a resolution resolving that the Corporation be dissolved voluntarily; or (C) Adoption by the shareholders of the Corporation of a resolution to the effect that the Corporation cannot, by reason of its liabilities, continue its business and that it is advisable to dissolve the Corporation.

(d) No Constraint on Corporate Action. Nothing in the Plan shall be construed (i) to limit or impair or otherwise affect the Corporation’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, dissolve or sell or transfer all or any part of its business or assets, or (ii) except as provided in Section 13, to limit the right or power of the Corporation or any subsidiary to take any action which such entity deems to be necessary or appropriate.

(e) Limitation on Adjustments to Awards. Notwithstanding anything to the contrary in this Section 10, (i) no adjustments shall be made with respect to an Award to an employee covered under Section 162(m) of the Code to the extent such adjustment would cause an Award intended to qualify as “performance-based compensation” under that Section of the Code to fail to so qualify; and (ii) no adjustment pursuant to this Section 10 shall be made with respect to any Option which is an ISO without the consent of the Optionee, if such adjustment would be a modification of such Option within the meaning of Section 424(h) of the Code.

11. Stockholder Approval. The Plan is subject to the approval by the affirmative vote of a majority of the shares of Stock present in person or represented by proxy at a duly held meeting of the stockholders of the Corporation within twelve months after the date of the adoption of the Plan by the Board (the date of which approval is the “Effective Date”). No Award granted under the Plan shall vest prior to the Effective Date. If the Effective Date shall not occur on or before July 8, 2008, the Plan and all then outstanding Awards made hereunder shall automatically terminate and be of no further force and effect.

12. Term of Plan. The Plan, if approved by the Corporation’s stockholders, will be effective July 9, 2007. The Plan shall terminate on July 8, 2017 and no Awards shall be granted after such date, provided that the Board may at any time terminate the Plan prior thereto. Except as provided in Section 10, the termination of the Plan shall not affect the rights of Awardees under Awards previously granted to them and all Awards shall continue in full force and effect after termination of the Plan, except as such Awards may lapse or be terminated by the terms of the Plan, the Option Agreement or the Restricted Stock Agreement.

13. Amendment of the Plan. The Board shall have complete power and authority to modify or amend the Plan (including the forms of Option Agreement and Restricted Stock Agreement) from time to time in such respects as it shall deem advisable; provided, however, that the Board shall not, without approval by the affirmative vote of a majority of the shares of Stock present in person or represented by proxy at a duly held meeting of the stockholders of the Corporation, (i) increase the maximum number shares of Stock which in the aggregate are subject to Awards or which may be granted pursuant to Options under the Plan (except as provided by Section 10), (ii) extend the term of the Plan or the period during which Awards may be granted or Options exercised, (iii) reduce the Option exercise price below 100% (110% in the case of an ISO granted to a 10% Holder) of the Fair Market Value of the Stock issuable upon exercise of the Option at the time of the granting thereof, other than to change the manner of determining the Fair Market Value thereof (consistent with the rules under Section 409A of the Code), (iv) except as provided by Section 10, increase the maximum number of shares of Stock for which an Awardee may be granted an Award during any calendar year under the Plan pursuant to Section 7(b), (v) materially increase the benefits accruing to participants under the Plan, (vi) modify the requirements as to eligibility for participation in the Plan, or (vii) with respect to Options which are intended to qualify as ISOs, amend the Plan in any respect which would cause such Options to no longer qualify for ISO treatment pursuant to the Code. No amendment of the Plan shall, without the consent of the Awardee, adversely affect the rights of such Awardee under any outstanding Option Agreement or Restricted Stock Agreement.

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The Plan is intended to comply with the requirements of Section 409A of the Code, without triggering the imposition of any tax penalty thereunder. To the extent necessary or advisable, the Board may amend the Plan or any Award Agreement to delete any conflicting provision and to add such other provisions as are required to fully comply with the applicable provisions of Section 409A of the Code and any other legislative or regulatory requirements applicable to the Plan.

14. Taxes. The Corporation may make such provisions as it deems appropriate for the withholding of any income, employment or other taxes which it determines is required in connection with any Award made under the Plan, including requiring the Awardee to make a cash payment to the Corporation equal to the Corporation’s withholding obligation or deducting such amount from any payment of any kind otherwise due to the Awardee. The Corporation may further require notification from the Optionee upon any disposition of Stock acquired pursuant to the exercise of Options granted hereunder.

15. Code References and Definitions. Whenever reference is made in the Plan to a section of the Code, the reference shall be to said section as it is now in force or as it may hereafter be amended. The term “subsidiary” shall have the meaning given to the term “subsidiary corporation” by Section 424(f) of the Code. The terms “Incentive Stock Option” and “ISO” shall have the meanings given to them by Section 422 of the Code. The term “10% Holder” shall mean any person who, for purposes of Section 422 of the Code, beneficially owns more than 10% of the total combined voting power of all classes of Stock of the Corporation or of any subsidiary of the Corporation. The term “Optionee” means the holder of an Option granted hereunder, the term “Grantee” means the recipient of a Stock Grant made hereunder, and the term “Awardee” means an Optionee or a Grantee.

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